EX-99.77.O - Transactions Effected Pursuant To Rule 10f-3
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Name of Fund:	Goldman Sachs Emerging Markets Equity Fund
Name of Underwriter(s) or Dealer(s) Purchased From: JP Morgan Securities
Names of Underwriting Syndicate Members:	Goldman Sachs International,
JP Morgan Securities, VTB Capital
Name of Issuer:	OJSC LSR Group
Date of First Offering:	4/19/10
Dollar Amount Purchased:	$1,844,151.50
Number of Shares or Par Value of Bonds Purchased:	216,959
Price Per Unit:	$10 to $11
Resolution Approved:  	Approved at the August 20, 2010 Board Meeting.*


Name of Fund:	Goldman Sachs BRIC Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	JP Morgan Securities
Names of Underwriting Syndicate Members:	Goldman Sachs International,
JP Morgan Securities, VTB Capital
Name of Issuer:	OJSC LSR Group
Date of First Offering:	4/19/10
Dollar Amount Purchased:	$2,374,696.00
Number of Shares or Par Value of Bonds Purchased:	279,376
Price Per Unit:	$10 to $11
Resolution Approved:  	Approved at the August 20, 2010 Board Meeting.*


Name of Fund:	Goldman Sachs Emerging Markets Equity Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Merrill Lynch
Names of Underwriting Syndicate Members:	Bank of America Merrill
Lynch, Goldman, Sachs & Co., Korea Investment & Securities Co., Morgan Stanley, Shinhan Investment Corp., Citi, KB Investment & Securities Co. Ltd., Nomura Holdings Inc., Samsung Securities Co. Ltd., Tong Yang Securities Inc., Woori Investment and Securities Co. Ltd.
Name of Issuer:	Samsung Life Insurance Co. Ltd.
Date of First Offering:	4/6/10
Dollar Amount Purchased:	$147,090 (USD)
Number of Shares or Par Value of Bonds Purchased:	18,980
Price Per Unit:	KRW 90,000-115,000 per share
Resolution Approved:  	Approved at the August 20, 2010 Board Meeting.*


Name of Fund:	Goldman Sachs Asia Equity Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Merrill Lynch
Names of Underwriting Syndicate Members:	Bank of America Merrill
Lynch, Goldman, Sachs & Co., Korea Investment & Securities Co., Morgan Stanley, Shinhan Investment Corp., Citi, KB Investment & Securities Co. Ltd., Nomura Holdings Inc., Samsung Securities Co. Ltd., Tong Yang Securities Inc., Woori Investment and Securities Co. Ltd.
Name of Issuer:	Samsung Life Insurance Co. Ltd.
Date of First Offering:	4/6/10
Dollar Amount Purchased:	$147,090 (USD)
Number of Shares or Par Value of Bonds Purchased:	18,980
Price Per Unit:	KRW 90,000-115,000 per share
Resolution Approved:  	Approved at the August 20, 2010 Board Meeting.*


Name of Fund:	Goldman Sachs Emerging Markets Equity Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Itau
Names of Underwriting Syndicate Members:	Itau BBA, BTG Pactual,
Goldman Sachs
Name of Issuer:	Mills Estruturas
Date of First Offering:	4/15/10
Dollar Amount Purchased:	$1,447,653
Number of Shares or Par Value of Bonds Purchased:	220,295
Price Per Unit:	R$11.50
Resolution Approved:  	Approved at the August 20, 2010 Board Meeting.*


Name of Fund:	Goldman Sachs BRIC Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Itau
Names of Underwriting Syndicate Members:	Itau BBA, BTG Pactual,
Goldman Sachs
Name of Issuer:	Mills Estruturas
Date of First Offering:	4/15/10
Dollar Amount Purchased:	$3,783,500.00
Number of Shares or Par Value of Bonds Purchased:	575,750
Price Per Unit:	R$11.50
Resolution Approved:  	Approved at the August 20, 2010 Board Meeting.*


Name of Fund:	Goldman Sachs Balanced Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Deutsche Bank
Names of Underwriting Syndicate Members:	Deutsche Bank Securities
Inc, Goldman Sachs & Co, BBVA Securities Inc
Name of Issuer:	BBVA BANCOMER SA TEXAS (7 1/4; 4/20)
Date of First Offering:	4/15/2010
Dollar Amount Purchased:	$125,000
Number of Shares or Par Value of Bonds Purchased:	125,000
Price Per Unit:	100.000
Resolution Approved:  	Approved at the August 20, 2010 Board Meeting.*


Name of Fund:	Goldman Sachs Balanced Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Wachovia
Names of Underwriting Syndicate Members:	Bank of America Merrill
Lynch, Citigroup Global Markets Inc, Goldman, Sachs & Co,
Natixis/New York NY, Wells Fargo & Co,
BBVA Compass, HSBC Securities, ING Bank NV/United States, JP Morgan Securities, Scotia Capital Inc, Standard Chartered Bank (US),
UBS Securities LLC
Name of Issuer:	Pride International Inc. (6 7/8%; 8/15/20)
Date of First Offering:	8/3/10
Dollar Amount Purchased:	50,000
Number of Shares or Par Value of Bonds Purchased:	50,000
Price Per Unit:	100.000
Resolution Approved:  	Approved at the December 16, 2010 Board Meeting.**



Name of Fund:	Goldman Sachs Balanced Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	JP Morgan
Names of Underwriting Syndicate Members:	Barclays Capital, Citigroup
Global Markets Inc
Credit Suisse, Deutsche Bank Securities Inc,
Goldman, Sachs & Co., JP Morgan, Morgan Stanley, UBS Securities LLC
Name of Issuer:	Anadarko Petroleum Corp. (6 3/8%; 9/15/17)
Date of First Offering:	8/9/10
Dollar Amount Purchased:	75,000
Number of Shares or Par Value of Bonds Purchased:	75,000
Price Per Unit:	100.000
Resolution Approved:  	Approved at the December 16, 2010 Board Meeting.**


Name of Fund:	Goldman Sachs Balanced Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Citigroup Global
Markets
Names of Underwriting Syndicate Members:	Citigroup Global Markets Inc,
Morgan Stanley,
RBS Securities Corp, Bank of America Merrill Lynch, BTMU Capital Corp Goldman, Sachs & Co., US Bank Capital Markets, Wells Fargo & Co
Name of Issuer:	Hospira Inc. (5.6%; 9/15/40)
Date of First Offering:	9/7/10
Dollar Amount Purchased:	49,741
Number of Shares or Par Value of Bonds Purchased:	50,000
Price Per Unit:	99.481
Resolution Approved:  	Approved at the December 16, 2010 Board Meeting.**



Name of Fund:	Goldman Sachs Balanced Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Deutsche Bank
Names of Underwriting Syndicate Members:	Deutsche Bank Securities Inc,
Goldman, Sachs & Co., Mitsubishi UFJ Securities USA Inc,
Bank of America Securities LLC, Barclays Capital, Citigroup Global Markets Inc, Daiwa Capital Markets America Inc, JP Morgan Securities, KeyBanc Capital Markets, Mizuho Securities USA Inc, PNC Capital Markets
RBS Securities Corp, Scotia Capital Inc, UBS Securities, Wells Fargo Securities LLC
Name of Issuer:	Medco Health Solutions (2 3/4; 9/15/15)
Date of First Offering:	9/7/10
Dollar Amount Purchased:	49,984
Number of Shares or Par Value of Bonds Purchased:	50,000
Price Per Unit:	99.967
Resolution Approved:  	Approved at the December 16, 2010 Board Meeting.**



Name of Fund:	Goldman Sachs BRIC Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Citibank
Names of Underwriting Syndicate Members:	Bank of America Merrill Lynch,
Banco Bradesco, Citibank, Itau, Morgan Stanley, Santander, Banco de
Investimento,
BTG Pactual, Credit Agricole, Credit Suisse, Goldman Sachs, HSBC, ICBC,
JP Morgan,
SG Americass, BBVA Securities, Deutsche Bank, Mitsubishi UFJ, Nomura Securities Intl, Raymond James
Scotia Capital, SEB Enskilda, Standard Charter Securities Ltd.
Name of Issuer:	Petroleo Brasileiro
Date of First Offering:	09/24/10
Dollar Amount Purchased:	$7,516,727.75
Number of Shares or Par Value of Bonds Purchased:	245,725
Price Per Unit:	$30.59
Resolution Approved:  	Approved at the December 16, 2010 Board Meeting.**


Name of Fund:	Goldman Sachs Emerging Markets Equity Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Citibank
Names of Underwriting Syndicate Members:	Bank of America Merrill Lynch,
Banco Bradesco, Citibank, Itau, Morgan Stanley, Santander, Banco de
Investimento,
BTG Pactual, Credit Agricole, Credit Suisse, Goldman Sachs, HSBC, ICBC,
JP Morgan,
SG Americass, BBVA Securities, Deutsche Bank, Mitsubishi UFJ, Nomura Securities Intl, Raymond James
Scotia Capital, SEB Enskilda, Standard Charter Securities Ltd.
Name of Issuer:	Petroleo Brasileiro
Date of First Offering:	09/24/10
Dollar Amount Purchased:	$929,110.00
Number of Shares or Par Value of Bonds Purchased:	30,373
Price Per Unit:	$30.59
Resolution Approved:  	Approved at the December 16, 2010 Board Meeting.**


Name of Fund:	Goldman Sachs Balanced Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Morgan Stanley
Names of Underwriting Syndicate Members:	Bank of America Merrill Lynch,
Citigroup Global Markets Inc, Goldman, Sachs & Co., JP Morgan Securities,
Morgan
Stanley, Bank of Tokyo-Mitsubishi UFJ, Barclays Capital, Blaylock & Co Inc, BNP Paribas, CastleOak Securities LP, Credit Suisse, Deutsche Bank Securities Inc, Loop Capital Markets LLC, Samuel A Ramirez & Co Inc, UBS Securities
Wells Fargo & Co, Williams Capital Group LP
Name of Issuer:	NBC Universal (4 3/8%; 4/1/21)
Date of First Offering:	9/27/10
Dollar Amount Purchased:	74,981
Number of Shares or Par Value of Bonds Purchased:	75,000
Price Per Unit:	99.975
Resolution Approved:  	Approved at the December 16, 2010 Board Meeting.**


Name of Fund:	Goldman Sachs Balanced Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Citigroup
Names of Underwriting Syndicate Members:	Barclays Capital, BNP Paribas
Securities Corp, Citigroup Global Markets Inc, Goldman, Sachs & Co., HSBC Securities, Mizuho Securities USA Inc, Morgan Stanley & Co Inc, RBS Securities Inc, Santander Investment Securities,
Societe Generale, Credit Suisse Securities USA LLC, Scotia Capital Inc, SG Americas Securities LLC, Standard Chartered Bank (US),
UBS Securities LLC
Name of Issuer:	BP Capital Markets PLC (4 1/2; 10/1/20)
Date of First Offering:	9/28/10
Dollar Amount Purchased:	49,726
Number of Shares or Par Value of Bonds Purchased:	50,000
Price Per Unit:	99.451
Resolution Approved:  	Approved at the December 16, 2010 Board Meeting.**


Name of Fund:	Goldman Sachs Balanced Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Morgan Stanley
Names of Underwriting Syndicate Members:	Bank of America Merrill
Lynch,JP Morgan,
Morgan Stanley, UBS Securities LLC, Wells Fargo & Co, Barclays Capital, Commerz Financial Products, Credit Suisse, Deutsche Bank Securities Inc, Goldman, Sachs & Co., HSBC Securities, KKR Capital Markets LLC, Lloyds TSB Bank PLC, SunTrust Robinson Humphrey
Name of Issuer:	Citigroup Capital XIII (7 7/8%; 10/30/40)
Date of First Offering:	9/30/10
Dollar Amount Purchased:	60,000
Number of Shares or Par Value of Bonds Purchased:	2,400
Price Per Unit:	25.000
Resolution Approved:  	Approved at the December 16, 2010 Board Meeting.**




*	Resolution adopted at the Meeting of the Board of Trustees on
August 20, 2010:
	RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended June 30, 2010 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

**	Resolution adopted at the Meeting of the Board of Trustees on
December 16, 2010:
	RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended September 30, 2010 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).